Exhibit 10.1

JOINDER AND CLARIFICATION AGREEMENT

This Joinder and Clarification Agreement, dated as of November 7, 2006, relates to the Securities Purchase Agreement, dated as of August 8, 2006, as amended on September 28, 2006 (as amended, the “Agreement”), by and among Protocall Technologies Incorporated, a Nevada corporation, with its headquarters located at 47 Mall Drive, Commack, New York 11725, and each of the Buyers set forth in the Agreement, and the other documents and instruments entered into in connection therewith (collectively, the “Transaction Documents”). Unless otherwise defined herein, capitalized terms used herein shall be as defined in the Agreement.

1.             The undersigned parties hereby agree that, as of the date hereof, each of Platinum Partners Long Term Growth Fund V (“Platinum”) and Monarch Capital Fund Ltd. (“Monarch”) shall be deemed to be a Buyer under the Agreement and shall have all of the rights and obligations of the other Buyers pursuant to the Agreement and each of the other Transaction Documents. Specifically, as of the date hereof, Platinum and Monarch shall each be deemed to be (a) an Initial Investor (as defined in the Registration Rights Agreement dated as of August 8, 2006, as amended on the date hereof) and (b) a Secured Party (as defined in the Security Agreement and the Intellectual Property Security Agreement, each dated as of August 8, 2006).

2.             On the date hereof, Platinum and Monarch will each purchase a Note in the aggregate principal amount of $250,000 and Warrants to purchase an aggregate of 2,884,615 shares of Common Stock, in the form attached hereto as Exhibit A and Exhibit B, respectively. The closing of such purchase of Notes and Warrants shall be considered a “Closing” under the Agreement.

3.             The parties hereto acknowledge that, notwithstanding anything to the contrary in Section 4(l) the Agreement, as of the date hereof, the Buyers are no longer obligated to fund any additional amounts pursuant to the Agreement.

4.             For purposes of clarification, the reference to “Fixed Conversion Price” in Section 1.6(d) of the Notes issued to the Buyers prior to the date hereof shall be deemed to read “Variable Conversion Price.”

5.             For purposes of clarification, the reference to “Average Daily Price” in Section 5.2 of the Notes issued to the Buyers prior to the date hereof shall be deemed to read “Trading Price.”

6.             Promptly upon the closing of the investment by Platinum and Monarch pursuant hereto, the Company will reimburse counsel to Platinum in an amount equal to $1,500, payable by check or wire transfer as directed by such counsel.

7.             All other provisions of the Agreement and the other Transaction Documents shall remain in full force and effect.

[Signature Pages Follow]

ACCEPTED AND AGREED:

PROTOCALL TECHNOLOGIES INCORPORATED

By: /s/ Bruce Newman

Bruce Newman
Chief Executive Officer

AJW PARTNERS, LLC

By: SMS Group, LLC

By: /s/ Corey S. Ribotsky

Corey S. Ribotsky
Manager

AJW OFFSHORE, LTD.

By: First Street Manager II, LLC

By: /s/ Corey S. Ribotsky

Corey S. Ribotsky
Manager

AJW QUALIFIED PARTNERS, LLC

By: AJW Manager, LLC

By:/s/ Corey S. Ribotsky

Corey S. Ribotsky
Manager

NEW MILLENNIUM CAPITAL

PARTNERS II, LLC

By: First Street Manager II, LLC

By: /s/ Corey S. Ribotsky

Corey S. Ribotsky
Manager

HARBORVIEW MASTER FUND, LP

By: /s/ Jonno Elliot

Name:	Jonno Elliot
Title:	Manager

By: /s/ Peter Cooper

Name:	Peter Cooper
Title:	Manager

PLATINUM PARTNERS LONG TERM GROWTH FUND V

By: /s/ Mark Nordlicht

Name:	Mark Nordlicht
Title:	General Manager

MONARCH CAPITAL FUND LTD.

By: /s/ Jonno Elliot

Name:	Jonno Elliot
Title:	Manager

By: /s/ Peter Cooper

Name:	Peter Cooper
Title:	Manager

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